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                                                                   EXHIBIT 10.12
                          Form of Letter Agreement

                       EMPIRE FINANCIAL HOLDING COMPANY
                           1385 WEST STATE ROAD 434
                               LONGWOOD, FLORIDA
                                     32750


                                August 23, 2000


Mr. Donald A. Wojnowski, Jr.
505 N. Orlando Ave. Suite 307
Cocoa Beach, Florida 32931

     RE: Agreement regarding acquisition of brokerage customer account relationships and finder's fee

Dear Don:

     This letter confirms our agreement to purchase your retail brokerage account relationships for $200,000 and to pay you a fee equal to one percent of the net proceeds of our initial public offering in consideration of your efforts in making introductions to investment banking firms in connection with such offering and your assistance in developing our private label business.

     Please acknowledge your agreement to the foregoing by signing on the space provided below.

                                  Sincerely,

                                  EMPIRE FINANCIAL HOLDING COMPANY


                                  Kevin M. Gagne, Co-Chief Executive Officer


                                  Richard L. Goble, Co-Chief Executive Officer

ACKNOWLEDGED AND AGREED:


Donald A. Wojnowski, Jr.
Date: August 23, 2000